POWER OF ATTORNEY

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC., a Maryland corporation (the "Fund"), and each of its undersigned officers and directors hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider, Jennifer R. Gonzalez and Fatima S. Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Fund's Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and any and all amendments thereto, and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of the shares of capital stock of the Fund, said Registration Statement and any such amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Fund and the undersigned officers and directors itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC. has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and directors have hereunto set their hands and seals at New York, New York this 23rd day of October 2007.


                               NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.


                               By:  /s/ Jack L. Rivkin
                                    ------------------------------
                                     Jack L. Rivkin
                                     President and Director

[SEAL]

ATTEST:


/s/ Claudia A. Brandon
------------------------------
Claudia A. Brandon,
Secretary



[Signatures Continued on Next Page]

         Signature                          Title
         ---------                          -----

/s/ John Cannon                          Director
----------------------
John Cannon


/s/ Faith Colish                         Director
----------------------
Faith Colish


/s/ Martha Clark Goss                    Director
----------------------
Martha Clark Goss


/s/ C. Anne Harvey                       Director
----------------------
C. Anne Harvey


/s/ Robert A. Kavesh                     Director
----------------------
Robert A. Kavesh


/s/ Michael M. Knetter                   Director
----------------------
Michael M. Knetter


/s/ Howard A. Mileaf                     Director
----------------------
Howard A. Mileaf


/s/ George W. Morriss                    Director
----------------------
George W. Morriss


/s/ Edward I. O'Brien                    Director
----------------------
Edward I. O'Brien


/s/ Jack L. Rivkin                       President and Director
----------------------
Jack L. Rivkin


                                         Director
----------------------
William E. Rulon

/s/ Cornelius T. Ryan                    Director
----------------------
Cornelius T. Ryan


/s/ Tom D. Seip                          Director
----------------------
Tom D. Seip


/s/ Candace L. Straight                  Director
----------------------
Candace L. Straight


/s/ Peter E. Sundman                     Chairman of the Board, Chief Executive
----------------------                   Officer and Director
Peter E. Sundman


/s/ Peter P. Trapp                       Director
----------------------
Peter P. Trapp


                                       3